AMERICAN GENERAL LIFE INSURANCE COMPANY
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                            SEPARATE ACCOUNT VL-R
                               CORPORATE AMERICA(R)
                              PLATINUM INVESTOR I(R)
                             PLATINUM INVESTOR II(R)
                             PLATINUM INVESTOR III(R)
                             PLATINUM INVESTOR IV(R)
                       PLATINUM INVESTOR FLEXDIRECTOR(R)
                             PLATINUM INVESTOR PLUS(R)
                           PLATINUM INVESTOR SURVIVOR(R)
                          PLATINUM INVESTOR SURVIVOR II(R)

                   THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                           SEPARATE ACCOUNT USL VL-R
                               PLATINUM INVESTOR(R)
                            PLATINUM INVESTOR PLUS(R)

                         SUPPLEMENT DATED MARCH 15, 2017
                     TO POLICY PROSPECTUSES, AS SUPPLEMENTED

     The purpose of this supplement is to notify Policy owners of the proposed Merger of the Putnam VT Growth and Income Fund - Class IB (the "Putnam Growth Fund"), a series of the Putnam Variable Trust (the "Trust"), into the Putnam VT Equity Income Fund - Class IB (the "Putnam Equity Fund"), also a series of the Trust (such combination referred to hereinafter as the "Merger").

     American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("US Life") (both AGL and US Life hereafter referred to as the "Company") received notification that the Board of Trustees of the Trust approved the Merger pursuant to which the Putnam Growth Fund will be merged with and into the Putnam Equity Fund, with the Putnam Equity Fund being the surviving fund. All of the assets and liabilities of the Putnam Growth Fund will be transferred to the Putnam Equity Fund in return for shares of the Putnam Equity Fund (the "Merger Shares") with equal total net asset value as of the valuation date. The Merger Shares will be distributed pro rata to shareholders of the Putnam Growth Fund in exchange for their fund shares, in complete liquidation of the Putman Growth Fund. Policy owners will receive Merger Shares of the same class as the Putnam Growth Fund shares they held before the Merger. The Merger is expected to be tax-free for U.S. federal income tax purposes.

     The Merger is subject to a number of conditions and is expected to be consummated at the close of business on or about May 12, 2017 (the "Closing Date").

     After 3:00 p.m. central time on the Closing Date, the Putnam Equity Fund will become available as an investment option under the Policies. All Policy accumulation values in the subaccount supported by the Putnam Growth Fund will be automatically transferred into the Putnam Equity Fund subaccount. Only the underlying Fund will change, not the investment option itself.

     At any time before 3:00 p.m. central time two business days prior to the Closing Date (i.e., Wednesday, May 10, 2017), you may transfer your Policy accumulation value in the Putnam Growth Fund subaccount to any of the other variable investment options available under the Policies. You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

     If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Putnam Growth Fund's investment option after 3:00 p.m. central time two business days prior to the Closing Date (i.e, Wednesday, May 10, 2017), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, May 15, 2017).

     Any new instruction we receive from a Policy owner before 3:00 p.m. central time two business days prior to the Closing Date (i.e, Wednesday, May 10, 2017) that is for any purpose stated in the previous paragraph and is in good order will be honored.

     Existing automatic instructions for dollar cost averaging or asset rebalancing into or out of the Putnam Growth Fund (as applicable) that are scheduled to occur between May 11, 2017 and the Closing Date will instead be executed on the Closing Date and will be automatically directed to the Putnam Equity Fund.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Putnam Growth Fund's investment option. If you have any questions, please contact our Administrative Center at 1-800-340-2765.